UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

BIOMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Ave. Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 645-2111

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.08	BMRA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2024, Biomerica, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with EF Hutton LLC and R.F. Lafferty & Co., Inc. (each individually, a “Sales Agent” and together, the “Sales Agents”), pursuant to which the Company may offer and sell from time to time up to an aggregate of $5,500,000 of shares of the Company’s common stock, par value $0.08 per share (the “Placement Shares”), through the Sales Agents. On May 10, 2024, the Company filed a prospectus supplement with the Securities and Exchange Commission (“SEC”) that covers the sale of Placement Shares to be sold under the Sales Agreement in an aggregate amount of $5,500,000 (the “Prospectus Supplement”).

The Placement Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement on Form S-3 (File No. 333-274729) (the “Registration Statement”), which was originally filed with the SEC on September 28, 2023 and declared effective by the SEC on September 29, 2023, the base prospectus contained within the Registration Statement, and the Prospectus Supplement.

Sales of the Placement Shares, if any, pursuant to the Sales Agreement, may be made in sales deemed to be “at the market offerings” as defined in Rule 415 promulgated under the Securities Act. The Sales Agents will act as sales agents and will use commercially reasonable efforts to sell on the Company’s behalf all of the Placement Shares requested to be sold by the Company, consistent with its normal trading and sales practices, on mutually agreed terms between the Sales Agents and the Company.

The Company has no obligation to sell any of the Placement Shares under the Sales Agreement, and may at any time suspend offers under the Sales Agreement or terminate the Sales Agreement. The Company intends to use the net proceeds from this offering for general corporate purposes, including, without limitation, sales and marketing activities, clinical studies and product development, making acquisitions of assets, businesses, companies or securities, capital expenditures, and for working capital needs. We have no current commitments or agreements with respect to any acquisitions as of the date hereof.

The Sales Agreement contains customary representations, warranties and agreements by the Company, as well as indemnification obligations of the Company for certain liabilities under the Securities Act.

Under the terms of the Sales Agreement, the Company will pay the Sales Agents a commission equal to 2.0% of the gross sale price per share sold. In addition, the Company has agreed to pay certain expenses incurred by the Sales Agents in connection with the offering.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the material terms of the Sales Agreement is not intended to be complete and is qualified in its entirety by reference to the Sales Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Stradling Yocca Carlson & Rauth LLP, counsel to the Company, has issued an opinion to the Company, dated May 10, 2024, regarding the validity of the Placement Shares. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 7, 2024, Biomerica, Inc. (the “Company”) received a written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the closing bid price for the Company’s common stock had been below $1.00 per share for the previous 32 consecutive business days and that the Company is no longer in compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) (the “Rule”).

The Notice has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Capital Market.

The Notice indicates the Company will have 180 calendar days, or until November 4, 2024 (the “Compliance Period”), to regain compliance with the Rule. If at any time during the Compliance Period the closing bid price of the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, then the Company will regain compliance. If the Company fails to regain compliance during the Compliance Period, Nasdaq may grant the Company additional time to regain compliance (the “Additional Compliance Period”). To qualify for the Additional Compliance Period, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the Additional Compliance Period. If the Company does not meet these requirements or it appears to Nasdaq that the Company will not be able to cure the deficiency during the Additional Compliance Period, then Nasdaq will provide notice to the Company that its common stock will be subject to delisting.

The Company intends to actively monitor the minimum bid price of its common stock and may, as appropriate, consider available options to regain compliance with the Rule. There can be no assurance that the Company will be able to regain compliance with the Rule or will otherwise be in compliance with other Nasdaq listing criteria.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
1.1	At Market Issuance Sales Agreement, dated May 10, 2024, by and among EF Hutton LLC, R.F. Lafferty & Co. and Biomerica, Inc.
5.1	Opinion of Stradling Yocca Carlson & Rauth LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2024
BIOMERICA, INC.

	By:	/s/ Zackary S. Irani
	Name:	Zackary S. Irani
	Title:	Chief Executive Officer

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